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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 and S-8 (File Nos. 333-24749, 333-94379, 333-30320) of
Boston Biomedica, Inc. and its subsidiaries (the "Company") of our report dated February 29, 2000 relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 29, 2000